SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 20, 2003

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure

On October 20, 2003, Tarantella, Inc. issued a press release announcing that the Company has received notification from the Nasdaq Listing Qualifications Panel that the Company’s stock will discontinue trading on the Nasdaq SmallCap market at commencement of business on October 21, 2003.

Item 7.	Financial Statements and Exhibits.

99.1	Press release dated October 20, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: October 20, 2003	By:	/s/ Steven M. Sabbath
Steven M. Sabbath Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 20, 2003.